1
KEMPER
U.S. GOVERNMENT
SECURITIES FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

Offering investors the opportunity for high current income, liquidity and security of principal

                   " . . . We erred on the side of caution
                    early in the period but were rewarded
                         later when rates did rise."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of Investments
9
Financial Statements
11
Notes to Financial Statements
16
Financial Highlights




AT A GLANCE
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT SECURITIES
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                    2.19%
CLASS B                                    1.71%
CLASS C                                    1.61%
LIPPER GNMA BOND FUNDS CATEGORY AVERAGE*   2.06%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              04/30/97   10/31/96
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS A        $8.61      $8.74
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS B        $8.60      $8.73
--------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS C        $8.61      $8.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER U.S. GOVERNMENT SECURITIES
 FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GNMA BOND FUNDS CATEGORY

                         CLASS A           CLASS B             CLASS C
--------------------------------------------------------------------------------
 1-YEAR               #27 OF 51 FUNDS    #46 OF 51 FUNDS      #51 OF 51 FUNDS
--------------------------------------------------------------------------------
 5-YEAR               #22 OF 30 FUNDS           N/A                 N/A
--------------------------------------------------------------------------------
 10-YEAR              #13 OF 22 FUNDS           N/A                 N/A
--------------------------------------------------------------------------------
 15-YEAR                #3 OF 5 FUNDS           N/A                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS, PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1997.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:     $0.3180   $0.2776   $0.2790
--------------------------------------------------------------------------------
APRIL DIVIDEND:        $0.0530   $0.0462   $0.0464
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:      7.39%     6.45%     6.47%
--------------------------------------------------------------------------------
SEC YIELD+:              6.43%     5.76%     5.78%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1997.
  Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME FUNDS STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar
Style Box is based on a portfolio date as of April 30, 1997.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.







Maturity

Short      Intermediate    Long
                                       Quality

  / /          /X/          / /    High

 / /          / /           / /    Medium

/ /          / /            / /    Low

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)                         8.5                    8.25                   8.25                    9
INFLATION RATE(3)                     2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996 AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO MANAGER RICHARD VANDENBERG EXPLAINS HOW HE ADJUSTED THE
PORTFOLIO'S HOLDINGS TO BETTER POSITION THE FUND AS ECONOMIC GROWTH GAINED MOMENTUM AND INTEREST RATES ROSE.

Q    THERE WAS MUCH UNCERTAINTY ABOUT THE DIRECTION OF INTEREST RATES DURING THE
FUND'S SEMIANNUAL PERIOD, NOVEMBER 1, 1996 THROUGH APRIL 30, 1997. WHAT OCCURRED IN THE ECONOMY THAT CAUSED THE FEDERAL RESERVE BOARD (THE FED) TO INCREASE SHORT-TERM RATES IN MARCH AND WHAT WAS ITS IMPACT ON THE GOVERNMENT MARKET?

A    Signs of stronger economic growth and concerns of potentially higher inflation led to the Fed's 0.25 percent interest rate tightening. The market was volatile throughout most of the period as it debated the likelihood and timing of a Fed intervention. At the start of the fiscal year in November, the market was also concerned about the presidential and congressional elections. Investors feared the Republican party might lose control of the U.S. Congress and reduce the likelihood of a balanced budget agreement in 1997. The markets rallied, however, with news that Republicans had maintained control of Congress.

     This bullish environment changed in December and the rally ended abruptly. Investors became concerned after Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued. This shook the market and caused yields to rise and securities prices to fall. A suggestion of strong holiday retail sales coupled with higher-than-expected fourth quarter GDP growth caused further concern near year-end.

     After Greenspan's "irrational exuberance" comment, investors remained cautious in early 1997 as strong economic reports surfaced. A stronger-than-expected employment report indicated a rise in average hourly earnings and an increase in hours worked. These indicators suggested solid GDP growth, which registered higher-than-expected for the fourth quarter. This relatively strong GDP figure indicated to the market that the Fed would likely raise interest rates to slow the economy. In February, Greenspan stated again that financial assets might be overvalued. Specifically, Greenspan referenced the level of wage inflation, and suggested that recent productivity advances may not be able to offset the current level of wage increases. The Federal Reserve Board did move to increase short-term rates by 0.25 percent in March. This was considered a preemptive move aimed at slowing growth in the economy to maintain a low rate of inflation. Remember, excessive growth in the economy indicates the potential for higher inflation. Inflation is negative for bond investors as it erodes the "real" value of fixed-income investments.

     By the end of April, however, signs of more modest growth began to surface and inflation remained benign. This helped fixed-income investments begin to gain back some of the ground

PERFORMANCE UPDATE

they had lost earlier. As a result, market yields began to fall again.

Q    HOW DID YOU PREPARE THE FUND FOR THE POSSIBILITY OF A FED INTEREST RATE
INCREASE?

A    We began preparing for a possible rate hike in January by shortening the fund's duration to below that of the fund's peer group. Duration is a measurement of a fund's sensitivity to interest rates -- the shorter the duration, the less sensitive the fund is to interest rate changes. In addition, we sold Treasury notes and purchased GNMA Mortgages, which boosted the fund's mortgage allocation to 95 percent. As yields rose, the fund's Class A shares were able to outperform its peer group average during the first three months of 1997 (Class A share -0.06% and Lipper -0.26%). This was due, in part, to the funds' shorter, more defensive duration and higher mortgage allocation. The fund's GNMA peer group, as categorized by Lipper Analytical Services, Inc. currently consists of 54 funds including Kemper U.S. Government Securities Fund, which invest primarily in Government National Mortgage Association (GNMA) securities.

Q    WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO ALTER THE FUND'S
DURATION?

A    To alter duration we adjusted the level of mortgages and Treasuries throughout the period. In anticipation of the rate hike, we reduced our Treasury holdings in favor of mortgages, which tend to outperform Treasuries in a rising interest rate environment.

Q    LOOKING BACK IS THERE ANYTHING YOU WISH YOU WOULD HAVE DONE DIFFERENTLY?

A    We maintained a neutral duration for the fund during the first couple months of the period. That means that the portfolio's duration was similar in length to that of our peers. In addition, we were underweighted in mortgages. In hindsight, we now see that we could have positioned the fund with a longer duration and a higher mortgage allocation, which would have helped the fund more as the market rallied in November and through part of December. However, economic data available at that time gave us conflicting signals about the true strength of the economy. We erred on the side of caution early in the period but were rewarded later when rates did rise.

Q    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE GOVERNMENT MORTGAGE MARKET?

A    Our outlook for the market is somewhat optimistic. We believe that there has been some slowing in the economy since March. Although the possibility for another interest rate tightening does still exist, we don't feel that the Fed will need to be aggressive in order to keep growth slow and inflation benign. If rates remain somewhat stable or continue to move lower, the bond market and Kemper U.S. Government Securities Fund have the potential to perform well.

Q    WHAT WOULD NEED TO HAPPEN TO ALTER YOUR OUTLOOK?

A    If the economy takes off, the Fed would most likely be aggressive with additional rate increases, which could hurt the bond market until growth truly slows and rates stabilize. However, based on the current data, we don't expect a surge in economic growth.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                          ON 4/30/97               ON 10/31/96
-------------------------------------------------------------------------------
MORTGAGE-BACKED
 GNMA                                          83%                      77%
-------------------------------------------------------------------------------
 OTHER                                         12                       12
-------------------------------------------------------------------------------
SHORT-TERM GOVERNMENTS                          3                        8
-------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS                  --                        3
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                            2                       --
-------------------------------------------------------------------------------
                                              100%                     100%

                                           [PIE CHART]              [PIE CHART]
                                           ON 4/30/97               ON 10/31/96


* Portfolio composition is subject to change.

YEARS TO MATURITY

-------------------------------------------------------------------------------
                                          ON 4/30/97               ON 10/31/96
-------------------------------------------------------------------------------
LESS THAN 5 YEARS                               8%                      18%
-------------------------------------------------------------------------------
5-10 YEARS                                     64                       31
-------------------------------------------------------------------------------
10-20 YEARS                                    28                       50
-------------------------------------------------------------------------------
20+ YEARS                                      --                        1
-------------------------------------------------------------------------------
                                              100%                     100%

                                           [PIE CHART]              [PIE CHART]
                                           ON 4/30/97               ON 10/31/96

AVERAGE MATURITY

-------------------------------------------------------------------------------
                                         ON 4/30/97               ON 10/31/96
-------------------------------------------------------------------------------
AVERAGE MATURITY                         8.0 YEARS                  8.7 YEARS
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GOVERNMENT SECURITIES FUND
Portfolio of Investments at April 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                   COUPON                  PRINCIPAL
     U.S. GOVERNMENT OBLIGATIONS                 TYPE               RATE       MATURITY     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                    Pass-through                 6.00%      2023-2026   $  3,775    $    3,466
MORTGAGE ASSOCIATION - 82.7%           Certificates                 6.50       2023-2024    473,350       448,592
(Cost: $3,045,103)                                                  7.00       2022-2026    698,399       679,030
                                                                    7.50       2007-2027    628,443       625,419
                                                                    8.00       2016-2027    733,135       745,878
                                                                    8.50       2016-2027    248,809       257,313
                                                                    9.00       2005-2027    201,183       212,124
                                                                    9.50       2009-2027     77,475        83,295
                                                                    10.00      2009-2022     55,842        61,025
                                                                    10.50      2013-2021     22,061        24,377
                                       --------------------------------------------------------------------------
                                                                                                        3,140,519
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY                          Notes                     8.75-8.875         1997    284,000       288,079
SECURITIES - 22.4%                                               8.125-9.00         1998    290,000       297,667
(Cost: $872,772)                                                    6.75            2000      4,900         4,940
                                       Bonds                       12.375           2004     28,000        36,798
                                                                   12.75            2010     82,920       114,248
                                                                   14.00            2011     59,650        89,205
                                                                   12.50            2014     12,885        18,725
                                       --------------------------------------------------------------------------
                                                                                                          849,662
-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                       Pass-through                 6.50            2026        551           520
MORTGAGE ASSOCIATION - 10.7%           Certificates                 7.00       2025-2027    261,062       252,875
(Cost: $403,707)                                                    7.50            2027     81,000        80,241
                                                                    8.00            2024      8,511         8,650
                                                                    9.00       2024-2025     62,405        65,428
                                       --------------------------------------------------------------------------
                                                                                                          407,714
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                      Pass-through                 9.50            2027     40,948        43,872
MORTGAGE CORPORATION - 1.2%            Certificates
(Cost: $44,087)
                                       --------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS--117.0%
                                       (Cost: $4,365,669)                                               4,441,767
                                       --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
REPURCHASE                             Dated April, 1997. Collateralized by Federal Home Loan Mortgage
AGREEMENT - .6%                        Corporation and Federal National Mortgage Association securities which are
(Cost: $24,000)                        monitored daily to ensure their market value exceeds the carrying value of the repurchase agreement.

                                       CS First Boston Inc.                                  24,000        24,000
                                       (held at The Chase Manhattan Bank, subcustodian)
                                       5.58%, 5/1/97
                                       --------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--117.6%
                                       (Cost: $4,389,669)                                               4,465,767
                                       --------------------------------------------------------------------------
                                       LIABILITIES, LESS OTHER ASSETS--(17.6%)                           (670,309)
                                       --------------------------------------------------------------------------
                                       NET ASSETS--100%                                                $3,795,458
                                       --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $4,389,669,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $104,841,000, the gross unrealized depreciation was $28,743,000 and the net unrealized appreciation on investments was $76,098,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(IN THOUSANDS)


--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $4,389,669)                                              $4,465,767
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     631
--------------------------------------------------------------------------
  Investments sold                                                  20,159
--------------------------------------------------------------------------
  Interest                                                          46,232
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,532,789
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                      98,841
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               2,844
--------------------------------------------------------------------------
  Investments purchased                                            633,292
--------------------------------------------------------------------------
  Management fee                                                     1,301
--------------------------------------------------------------------------
  Administrative services fee                                          571
--------------------------------------------------------------------------
  Distribution services fee                                             47
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               247
--------------------------------------------------------------------------
  Trustees' fees and other                                             188
--------------------------------------------------------------------------
    Total liabilities                                              737,331
--------------------------------------------------------------------------
NET ASSETS                                                      $3,795,458
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $4,278,917
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (691,233)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          76,098
--------------------------------------------------------------------------
Undistributed net investment income                                131,676
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,795,458
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,712,454 / 431,346 shares outstanding)                          $8.61
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                                 $9.02
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($69,468 / 8,080 shares outstanding)                               $8.60
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($7,762 / 901 shares outstanding)                                  $8.61
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,774 / 671 shares outstanding)                                  $8.60
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)


------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
Interest income                                                 $162,515
------------------------------------------------------------------------
Expenses:
  Management fee                                                   8,213
------------------------------------------------------------------------
  Administrative services fee                                      3,585
------------------------------------------------------------------------
  Distribution services fee                                          289
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,831
------------------------------------------------------------------------
  Professional fees                                                   53
------------------------------------------------------------------------
  Reports to shareholders                                            306
------------------------------------------------------------------------
  Trustees' fees and other                                            45
------------------------------------------------------------------------
    Total expenses                                                15,322
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            147,193
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

 Net realized loss on sales of investments (including
 options purchased)                                              (13,146)
------------------------------------------------------------------------
 Net realized gain from futures transactions                       1,984
------------------------------------------------------------------------
  Net realized loss                                              (11,162)
------------------------------------------------------------------------
 Change in net unrealized appreciation on investments            (50,501)
------------------------------------------------------------------------
Net loss on investments                                          (61,663)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 85,530
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS               YEAR
                                                                  ENDED                  ENDED
                                                                APRIL 30,             OCTOBER 31,
                                                                   1997                  1996
-------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
 Net investment income                                          $  147,193               315,979
-------------------------------------------------------------------------------------------------
 Net realized loss                                                 (11,162)              (51,944)
-------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                             (50,501)              (39,840)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                85,530               224,195
-------------------------------------------------------------------------------------------------
Net equalization charges                                           (10,945)              (17,437)
-------------------------------------------------------------------------------------------------
Distribution from net investment income                           (145,554)             (319,368)
-------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (296,730)             (462,648)
-------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (367,699)             (575,258)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                              4,163,157             4,738,415
-------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$131,676 and $140,982, respectively)                            $3,795,458             4,163,157
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper U.S. Government Securities Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At April 30, 1997 the Fund had $625,875,000 in purchase commitments outstanding (16% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1997, amounting to approximately $691,153,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .45% of the first $250 million of average daily net assets declining to .32% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,213,000 for the six months ended April 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS
                                                                 COMMISSIONS            ALLOWED BY ZKDI
                                                                 RETAINED BY     -----------------------------
                                                                    ZKDI         TO ALL FIRMS    TO AFFILIATES
                                                               ---------------   -------------   -------------
                             Six months ended April 30, 1997      $112,000          808,000          7,000

NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                    DISTRIBUTION FEES    COMMISSIONS AND
                                                                        AND CDSC        DISTRIBUTION FEES
                                                                       RECEIVED BY        PAID BY ZKDI
                                                                          ZKDI              TO FIRMS
                                                                    -----------------   -----------------
                             Six months ended April 30, 1997             $426,000            384,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                         ASF PAID BY ZKDI
                                                                 ASF PAID BY      ------------------------------
                                                              THE FUND TO ZKDI    TO ALL FIRMS    TO AFFILIATES
                                                              -----------------   -------------   --------------
                             Six months ended April 30, 1997     $3,585,000         3,608,000         18,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $1,839,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the six months ended April 30, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $23,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1997, investment
                             transactions (excluding short-term investments) are as follows (in thousands):

                             Purchases                                $5,013,451

                             Proceeds from sales                       5,093,286

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                                    APRIL 30, 1997                   OCTOBER 31, 1996
                                                                -----------------------           -----------------------
                                                                SHARES         AMOUNT              SHARES        AMOUNT
                                         --------------------------------------------------------------------------------
                                          SHARES SOLD
                                          Class A                 6,983       $  55,750            17,046       $ 139,065
                                         --------------------------------------------------------------------------------
                                          Class B                 1,428          12,290             4,933          43,005
                                         --------------------------------------------------------------------------------
                                          Class C                   132           1,130               584           5,086
                                         --------------------------------------------------------------------------------
                                          Class I                   116           1,005               520           4,565
                                         --------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------
                                          SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                          Class A                 9,763          84,493            21,176         184,996
                                         --------------------------------------------------------------------------------
                                          Class B                   176           1,522               316           2,751
                                         --------------------------------------------------------------------------------
                                          Class C                    23             198                41             356
                                         --------------------------------------------------------------------------------
                                          Class I                    17             151                57             497
                                         --------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------
                                          SHARES REDEEMED
                                          Class A               (52,359)       (437,982)          (95,205)       (806,232)
                                         --------------------------------------------------------------------------------
                                          Class B                (1,540)        (13,330)           (3,093)        (26,978)
                                         --------------------------------------------------------------------------------
                                          Class C                  (158)         (1,357)             (262)         (2,252)
                                         --------------------------------------------------------------------------------
                                          Class I                   (69)           (600)             (853)         (7,507)
                                         --------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------
                                          CONVERSION OF SHARES
                                          Class A                    51             439                81             710
                                         --------------------------------------------------------------------------------
                                          Class B                   (51)           (439)              (81)           (710)
                                         --------------------------------------------------------------------------------
                                          NET DECREASE
                                          FROM CAPITAL
                                          SHARE TRANSACTIONS                  $(296,730)                        $(462,648)
                                         --------------------------------------------------------------------------------

0000NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At April 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $26,447,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions, open at April 30, 1997 (in thousands):

                                                                  FACE         EXPIRATION        GAIN AT
                                           TYPE                  AMOUNT           MONTH          4/30/97
                             ---------------------------------------------------------------------------
                             U.S. Treasury Note                 $246,066        June '97          $278
                             ---------------------------------------------------------------------------
                             U.S. Treasury Bond                   89,237        June '97            64
                             ---------------------------------------------------------------------------
                             Eurodollar                          120,317        June '97           142
                             ---------------------------------------------------------------------------
                             Eurodollar                          189,137      September '97         22
                             ---------------------------------------------------------------------------
                             Eurodollar                           55,339      December '97          97
                             ---------------------------------------------------------------------------
                             Eurodollar                           28,580        March '98           59
                             ---------------------------------------------------------------------------
                             Eurodollar                           12,637        June '98            29
                             ---------------------------------------------------------------------------
                             Eurodollar                            7,951      September '98         20
                             ---------------------------------------------------------------------------
                               Total                                                              $711
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------
                                                             CLASS A
                                           --------------------------------------------
                                           SIX MONTHS
                                             ENDED          YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -------------------------------
                                              1997      1996   1995    1994    1993
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.74      8.92    8.35    9.29   9.30
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .33       .63     .66     .67    .69
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.14)     (.17)    .56    (.97)  (.01)
---------------------------------------------------------------------------------------
Total from investment operations               .19       .46    1.22    (.30)   .68
---------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .32       .64     .65     .64    .69
---------------------------------------------------------------------------------------
Net asset value, end of period               $8.61      8.74    8.92    8.35   9.29
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 2.19%     5.36   15.24   (3.37)  7.60
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                       .75%      .77     .72     .75    .65
---------------------------------------------------------------------------------------
Net investment income                         7.42%     7.17    7.68    7.58   7.36
---------------------------------------------------------------------------------------

                                           ----------------------------------------------------
                                                                 CLASS B
                                           ----------------------------------------------------
                                           SIX MONTHS
                                             ENDED       YEAR ENDED OCTOBER 31,      MAY 31 TO
                                           APRIL 30,    -------------------------   OCTOBER 31,
                                              1997         1996           1995         1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.73         8.91            8.34         8.67
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .29          .54             .58          .28
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.14)        (.17)            .56         (.38)
-----------------------------------------------------------------------------------------------
Total from investment operations               .15          .37            1.14         (.10)
-----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                       .28          .55             .57          .23
-----------------------------------------------------------------------------------------------
Net asset value, end of period               $8.60         8.73            8.91         8.34
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 1.71%        4.36           14.18        (1.15)
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                      1.72%        1.73            1.69         1.71
-----------------------------------------------------------------------------------------------
Net investment income                         6.45%        6.21            6.71         7.09
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                   ------------------------------------------    ----------------------------------------
                                                    CLASS C                                      CLASS I
                                   ------------------------------------------    ----------------------------------------
                                   SIX MONTHS     YEAR ENDED                     SIX MONTHS
                                     ENDED        OCTOBER 31,      MAY 31 TO       ENDED       YEAR ENDED      JULY 3 TO
                                   APRIL 30,     -------------    OCTOBER 31,    APRIL 30,     OCTOBER 31,    OCTOBER 31,
                                      1997       1996    1995        1994           1997          1996           1995
-----------------------------------------------------------------------------    ----------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------    ----------------------------------------
Net asset value, beginning of
period                               $8.75       8.93     8.35        8.67          8.74          8.92           8.88
-----------------------------------------------------------------------------    ----------------------------------------
Income from investment
  operations:
  Net investment income                .28        .55      .60         .29           .32           .64            .22
-----------------------------------------------------------------------------    ----------------------------------------
  Net realized and unrealized
    gain (loss)                       (.14)      (.17)     .56        (.38)         (.14)         (.17)           .04
-----------------------------------------------------------------------------    ----------------------------------------
Total from investment
operations                             .14        .38     1.16        (.09)          .18           .47            .26
-----------------------------------------------------------------------------    ----------------------------------------
Less distribution from net
  investment income                    .28        .56      .58         .23           .32           .65            .22
-----------------------------------------------------------------------------    ----------------------------------------
Net asset value, end of period       $8.61       8.75     8.93        8.35          8.60          8.74           8.92
--------------------------------------------------------------------------         --------------------------------------
TOTAL RETURN (NOT ANNUALIZED)        1.61%       4.40    14.33       (1.01)         2.15          5.56           3.02
-----------------------------------------------------------------------------    ----------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------    ----------------------------------------
Expenses                             1.74%       1.70     1.64        1.68           .69           .59            .53
-----------------------------------------------------------------------------    ----------------------------------------
Net investment income                6.43%       6.24     6.76        7.12          7.48          7.35           7.07
-----------------------------------------------------------------------------    ----------------------------------------


--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                           YEAR ENDED OCTOBER 31,
                                                APRIL 30,       ----------------------------------------------------------
                                                   1997           1996           1995           1994           1993
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $3,795,458      4,163,157      4,738,415      4,941,451      6,686,735
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   233%           391            362          1,000            550
--------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              J. PATRICK BEIMFORD, JR.
President and Trustee           Vice President

DAVID W. BELIN                  CHARLES R. MANZONI, JR.
Trustee                         Vice President

LEWIS A. BURNHAM                JOHN E. NEAL
Trustee                         Vice President

DONALD L. DUNAWAY               RICHARD L. VANDENBERG
Trustee                         Vice President

ROBERT B. HOFFMAN               PHILIP J. COLLORA
Trustee                         Vice President
                                and Secretary
DONALD R. JONES
Trustee                         JEROME L. DUFFY
                                Treasurer
DOMINIQUE P. MORAX
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                         222 North LaSalle Street
                                         Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT                ZURICH KEMPER SERVICE COMPANY
                                         P.O. Box 419557
                                         Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT             INVESTORS FIDUCIARY TRUST COMPANY
                                         127 West 10th Street
                                         Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER                       ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER                    ZURICH KEMPER DISTRIBUTORS, INC.
                                         222 Riverside Plaza  Chicago, IL 60606
                                         www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.

KGSF - 3 (6/97)   1033410
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]